UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2017

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Lamb Weston Holdings, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	1-37830 (Commission File Number)	61-1797411 (I.R.S. Employer Identification No.)
599 S. Rivershore Lane Eagle, Idaho (Address of principal executive offices)		83616 (Zip Code)
(208) 938-1047 (Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02      Results of Operations and Financial Condition.

On October 4, 2017, Lamb Weston Holdings, Inc. announced its financial results for the first quarter of fiscal 2018. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Lamb Weston Holdings, Inc. dated October 4, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Robert M. McNutt
Name: Robert M. McNutt
Title: Senior Vice President and Chief Financial Officer
Date: October 4, 2017

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